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                                                                     EXHIBIT 4.2
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                         [LOGO OF SUREBEAM CORPORATION]

    COMMON STOCK                                              COMMON STOCK
      CM_______
        NUMBER                                                   SHARES


INCORPORATED UNDER THE                                  SEE REVERSE FOR CERTAIN
  LAWS OF THE STATE                                           DEFINITIONS
       DELAWARE                                                   CUSIP



    THIS CERTIFIES THAT
                       ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
IS THE RECORD HOLDER OF
                       ________________________________________________________

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                               $0.001 PAR VALUE OF

                        SUREBEAM CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:___________________


                 [CORPORATE SEAL OF SUREBEAM CORPORATION]



/s/______________________                             /s/______________________
        SECRETARY                                               PRESIDENT


                               COUNTERSIGNED AND REGISTERED:
                                        NORWEST BANK MINNESOTA, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

                               BY_______________________________________________
                                                            AUTHORIZED SIGNATURE

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The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT-_______Custodian_________
 TEN ENT - as tenants by the                         (Cust)           (Minor)
           entireties                               under Uniform Gifts to
 JP TEN  - as joint tenants with                    Minors Act_______________
           right of survivorship                                   (State)
           and not as tenants in  UNIF TRF MIN ACT-______Custodian (until age__)
           common                                  (Cust)
                                                   ______under Uniform Transfer
                                                   (Minor)

                                                    to Minors Act_____________
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


                                       2.
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    FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

-----------------------------

-----------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                       3.
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_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________



                                         X  __________________________________

                                         X  __________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By_________________________________ THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


                                       4.